                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, officers and/or directors of Aquarion Company (the "Company"), a Delaware corporation which proposes to file with the Securities and Exchange Commission a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue or transfer out of treasury of up to an additional 1,200,000 shares of Common Stock, no par value, under the Company's Stock Incentive Plan, Directors' Deferred Plan and Long-Term Incentive Plan, under the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JACK E. McGREGOR and JANET M. HANSEN and each of them, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, and in his or her office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act as fully, to all intents and purposes, as he or she might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys-in-fact and agents, or any of them, their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            Signature                    Title                     Date
            ---------                    -----                     ----

        William S. Warner
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        William S. Warner            Chairman of the            April 26, 1994
                                    Board of Directors
                                       and Director


        Jack E. McGregor
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        Jack E. McGregor          President, Chief Executive    April 26, 1994
                                    Officer and Director
                                    (Principal Executive
                                        Officer)



- ------------------------------
        Janet M. Hansen            Senior Vice President and    April 26, 1994
                                     Chief Financial Officer
                                     (Principal Financial and
                                       Accounting Officer)

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  George W. Edwards, Jr.
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  George W. Edwards, Jr.       Director        April 26, 1994

   Geoffrey Etherington
- --------------------------
   Geoffrey Etherington        Director        April 26, 1994


 Norwick R. G. Goodspeed
- --------------------------
 Norwick R. G. Goodspeed       Director        April 26, 1994


- --------------------------
    Janet D. Greenwood         Director        April 26, 1994


  Donald M. Halsted, Jr.
- --------------------------
  Donald M. Halsted, Jr.       Director        April 26, 1994


      Eugene D. Jones
- --------------------------
      Eugene D. Jones          Director        April 26, 1994


     Larry L. Pflieger
- --------------------------
     Larry L. Pflieger         Director        April 26, 1994


   G. Jackson Ratcliffe
- --------------------------
   G. Jackson Ratcliffe        Director        April 26, 1994


     John A. Urquhart
- --------------------------
     John A. Urquhart          Director        April 26, 1994